Exhibit 99.1

OCTOBER 2026 HOLDINGS PMGC HOLDINGS INC. DOING BUSINESS AS NORTHSTRIVE HOLDINGS INC.

LEGAL DISCLAIMER

Important Information for Investors
This presentation (together with any accompanying oral or written communications, this "Presentation") has been prepared by PMGC Holdings Inc., doing business as NorthStrive Holdings (the "Company") solely for information purposes and does not constitute investment or legal advice. You should consult your own legal, regulatory, tax, business, financial and accounting advisors concerning the matters described herein.

No Offer or Solicitation
This Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security, nor is it a solicitation of a proxy, consent or authorization with respect to any securities transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements
This Presentation contains forward-looking statements and forward-looking information (collectively, "forward-looking statements") within the meaning of applicable securities laws. All statements other than statements of present or historical fact are forward-looking statements. Such statements may be, but are not always, identified by words such as "could", "should", "can", "anticipate", "expect", "believe", "will", "may", "projected", "sustain", "continue", "strategy", "potential", "project", "grow", "advantage", "estimate", "intend", "plan", "goal", or similar words suggesting future outcomes. Forward-looking statements herein relate to the plans, strategy, objectives and other aspects of the anticipated future operations and the financial, development and operating plans and results of the Company and include statements regarding, among others, the future financial performance of the Company, contractual arrangements relating to future operations, scheduled operational activities during 2026 and beyond. Such forward-looking statements are based on expectations and assumptions of the Company, including: (i) anticipated financial performance; (ii) estimates of capital and operating costs; (iii) business prospects and strategies; (iv) regulatory developments; (v) exchange rates; (vi) tax laws; (vii) the sufficiency of budgeted capital expenditures in carrying out planned activities; (viii) the availability and cost of labor and services; and (ix) the ability to obtain financing on acceptable terms.

Forward-looking statements involve inherent risks and uncertainties (both general and specific) and risks that such statements will not be achieved. Undue reliance should not be placed on such statements, as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations and anticipations, estimates and intentions expressed in the forward-looking statements, including: (i) the inability to meet current and future obligations; (ii) the inability to implement the Company's business strategy effectively; (iii) general economic and market factors, including business competition and changes in government regulations; (iv) access to capital markets; (v) changes to interest and currency exchange rates; (vi) technological developments; (vii) general political and social uncertainties; delay or failure to receive regulatory approvals; (viii) timing and availability of external financing on acceptable terms; (ix) availability of qualified skilled labor or loss of key individuals; (x) the outcome of any legal, regulatory or governmental proceedings that may be instituted against the Company; (xi) limited liquidity and trading of the Company's securities; (xii) geopolitical risk and changes in applicable laws or regulations; (xiii) the possibility that Company may be adversely affected by other economic, business, and/or competitive factors; (xiv) the possibility that pandemics or another major disease disrupts the Company's business; and (xv) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Company's resources.

The foregoing list of factors is not exhaustive. The Company operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for the Company's management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor , or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. Although the Company's management believes that the expectations reflected in its forward-looking statements are reasonable, the Company and its representatives cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. The recipient is cautioned against relying on any forward-looking statements, which speak only as of the date made. The Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Financial Information. Certain financial information in this presentation is unaudited. Subsidiary-level figures presented as of acquisition are derived from seller-provided records and have not been audited by the Company's independent registered public accounting firm. Past performance is not indicative of future results.

Industry and Market Data. Statements regarding industries, markets and customers are based on management's beliefs and on publicly available information that the Company has not independently verified.

Trademarks. All trademarks, service marks, logos and company names referenced in this presentation are the property of their respective owners and are used for identification purposes only. Their use does not imply any affiliation with, or endorsement by, those owners.

NorthStrive Holdings | Holdings Overview | October 2026

FIRM OVERVIEW

We acquire, operate, and grow American businesses

PMGC Holdings Inc. dba NorthStrive Holdings Inc. (Nasdaq: ELAB) is a Newport Beach-based diversified holding company that acquires cash-flow-positive businesses. Through our wholly owned subsidiaries, we also acquire and develop defense technology and biotechnology assets. We are the corporate sponsor to NorthStrive Acquisition Corp I, a $100 million Nasdaq-listed SPAC.

NASDAQ: ELAB

Publicly traded

PMGC Holdings Inc., doing business as NorthStrive Holdings.

5

Acquisitions since July 2025

Plus one platform merger: AGA Precision Systems into A&B Aerospace.

$100M

SPAC sponsored

NorthStrive Acquisition Corp I (Nasdaq: NSAIU). IPO completed August 2026.

NorthStrive Holdings | Holdings Overview | October 2026

FIRM OVERVIEW

How we acquire and build

We acquire established, cash-flow-positive businesses with strong foundations and long-term potential. Guided by a permanent-capital philosophy, we take a disciplined approach to valuation, offer flexible transaction structures, and preserve founder legacies. Following every acquisition, we actively support each business with capital, operational expertise, and strategic resources to drive sustainable growth and long-term value creation.

WHAT WE BUY

We acquire established, cash-flow-positive B2B manufacturing and specialized service businesses with high barriers to entry, long-standing customer relationships, and strong competitive moats. We favor companies with deeply embedded customers, high switching costs, and proven reputations that are difficult for competitors to replicate.

HOW WE UNDERWRITE

We strive for a five-year payback on invested capital; if it does not clear that, we do not do it. Quality of earnings and financial diligence by our in-house team. Structures that keep sellers aligned: seller notes, rollover and earn-outs. Conservative leverage.

HOW WE BUILD

We strengthen our businesses through continuous improvement, operational efficiency, and disciplined execution. By implementing proven management practices and centralized back-office services, including accounting, finance, legal, and HR, we allow operating teams to focus on serving customers, improving performance, and driving growth.

PEOPLE FIRST

We invest in our people. We believe people are the foundation of every successful business. We invest in the employees, leadership teams, and cultures that make our companies great, preserving institutional knowledge and legacy while creating opportunities for growth, advancement, and long-term success.

NorthStrive Holdings | Holdings Overview | October 2026

FIRM OVERVIEW

Growth through acquisitions

DATE	COMPANY
JUL 2025	**Pacific Sun Packaging, Inc.**
JUL 2025	**AGA Precision Systems LLC**
OCT 2025	**Indarg Engineering Inc. (asset purchase by AGA)**
FEB 2026	**SVM Machining, Inc.**
MAY 2026	**A&B Aerospace, Inc.**
JUL 2026	**AGA merged into A&B**

At the start of 2025, our new management team set one strategy: growth through acquisition. Five acquisitions and one platform merger have followed.

Our acquisitions span protective packaging, precision machining manufacturing. We target founder-led businesses with tenured workforces, established customer relationships, and room to grow under new investment.

We move quickly, underwrite conservatively, and stay involved after closing.

NorthStrive Holdings | Holdings Overview | October 2026

FIRM OVERVIEW

Great customers, growing industries, durable cash flow

We own and seek to acquire established manufacturing and service businesses with high barriers to entry, blue-chip customer relationships, and a long-standing history of operational excellence and strong industry reputations.

INVESTING IN AMERICAN MANUFACTURING

- Aerospace
- Defense
- Medical
- Semiconductor
- Packaging
- Space

BLUE-CHIP CUSTOMERS

Our companies serve blue-chip customers across aerospace, defense, space, industrial, and other specialized sectors, delivering high-quality products, mission-critical components, and tailored manufacturing solutions.

GROWING INDUSTRIES

Aerospace, defense, space, medical, semiconductors, and data centers are driving multi-year investment cycles in the U.S., creating significant opportunities for American manufacturers as demand for domestic production and specialized capabilities accelerates.

RECURRING CASH FLOW

Legacy businesses with decades of operating history, long customer relationships, and recurring production work, bought on a disciplined payback basis.

ROOM FOR GROWTH

Founder-led businesses with untapped growth potential due to underinvestment in equipment, people, automation, and operational systems. Our capital, expertise, and operating teams unlock the next stage of growth.

NorthStrive Holdings | Holdings Overview | October 2026

PORTFOLIO

Portfolio Overview

SVM Machining, Inc.

CNC precision machining company in Newark, California, founded in 1997. Complex, tight-tolerance parts from prototype through full production across medical, aerospace, semiconductor and transportation.

A&B Aerospace, Inc.

Precision machining company in Azusa, California, founded in 1948, serving aerospace and defense customers. Merged with AGA Precision Systems in July 2026. The platform company for our aerospace and defense manufacturing business.

Pacific Sun Packaging, Inc.

Custom IT packaging company in San Clemente, California serving data center, semiconductor, and IT hardware customers. Acquired July 2025.

PMGC Capital LLC

Multi-strategy investment subsidiary: public and private investments and structured financing.

NorthStrive Defense Tech LLC

Licenses and commercializes patented drone and autonomous-systems technology for defense applications.

NorthStrive Biosciences Inc.

Biopharmaceutical subsidiary focused on obesity and cardiometabolic disease, with an emphasis on preserving muscle during weight loss.

NorthStrive Acquisition Corp I.

Nasdaq-listed SPAC focused on aerospace, defense, precision manufacturing, and adjacent industrial sectors.

NorthStrive Holdings | Holdings Overview | October 2026

PORTFOLIO

SILICON VALLEY MANUFACTURING

Precision machining since 1997

SVM Machining, Inc. (dba Silicon Valley Mfg.) is a Newark, California CNC machining company founded in 1997, specializing in complex, tight-tolerance parts from prototype through full production. Acquired February 2026.

±0.0001"
Routine tolerance, down to ±0.00005".

24/7
Lights-out machining for high-volume production.

ISO 9001
Certified quality system.

AS9100D and ITAR Certified
Certified September 2026.

Capabilities

5-axis CNC milling and turning on multi-axis Nakamura-Tome lathes.

High-speed Matsuura and Mori Seiki mills with Renishaw probes for in-process inspection.

CMM inspection.

Exotic materials: titanium, Invar 36, 316 stainless, Kovar, plastics and machinable ceramics.

Markets Served

Medical Devices & Equipment

Biotechnology & Life Sciences

Semiconductors

Diagnostic & Laboratory Equipment

Pharmaceutical Manufacturing

Aerospace & Defense

NorthStrive Holdings | Holdings Overview | October 2026

PORTFOLIO

Founded in 1948, Eight decades of aerospace precision machining

A&B Aerospace, Inc. is a precision machining company in Azusa, California, founded in 1948, producing high tolerance parts and assemblies for aerospace and defense customers. Acquired May 2026; the platform company for our aerospace and defense manufacturing business.

23 CNC MACHINE TOOLS

Turning centers and vertical machining centers, including full 5-axis.

±0.0001"

Tolerance on metal and non-metal materials.

AS9100

Also ISO 9001 certified for aerospace components machining.

Capabilities

In-house centerless grinding, precision honing and precision deburring.

Aluminum, stainless steel, titanium, superalloys and plastics.

Advanced CAD/CAM and ERP systems for on-time delivery of parts and assemblies to print.

Customers

Tier 1 customers: Long-standing relationships with Honeywell, Boeing and Moog.

Ready inventory: Thousands of completed parts, fully traceable, for just-in-time shipments and long-term purchasing agreements.

Our platform: A&B is the platform company for our aerospace and defense precision manufacturing business.

NorthStrive Holdings | Holdings Overview | October 2026

PORTFOLIO

PACIFIC SUN
PACKAGING

Protective packaging for electronics

Pacific Sun Packaging, Inc. designs and supplies ESD-safe trays and protective packaging for delicate electronic components. Founded in 2011 and based in San Clemente, California, it serves semiconductor, data center, and networking supply chains. Our first acquisition, July 2025.

300+ COMMERCIAL CLIENTS

Including data centers, technology manufacturers and IT service providers.

ESD-SAFE

Trays and protective packaging for sensitive components.

CUSTOM

OEM packaging designed to each customer's requirements.

Products

Memory modules (DIMM and SO-DIMM), plus USB and flash memory.

CPUs.

Solid state and hard disk drives (SSD and HDD).

Fiber-optic transceivers.

Custom OEM packaging in retail or bulk formats, plus shipping supplies.

Clients

How we sell: Through OEMs, distributors and contract manufacturers.

Where we fit: The semiconductor, data center and networking equipment supply chains.

Customers include: Iron Mountain, Amazon, and many of the leading data center operators.

SELECTED CUSTOMERS

IRON MOUNTAIN® amazon

NorthStrive Holdings | Holdings Overview | October 2026

PORTFOLIO

NORTHSTRIVE
DEFENSE TECH LLC

Autonomous systems for defense

NorthStrive Defense Tech LLC identifies, acquires, and commercializes advanced defense technologies, with an emphasis on drone and autonomous systems.

ACQUIRED

Drone payload patent. Definitive license signed in July 2026.


UAV
Tow cable
AI-enabled
precision control
Submerged payload
Prescribed path
Underwater sensors

Multi-Media Parcel Transportation System

U.S. Patent No. 12,291,334, licensed from the Florida State University Research Foundation.

A drone potentially tows a cable-suspended payload across air and water. Buoyancy-assisted transport improves payload efficiency over air-only drones. Applications include littoral and riverine logistics, autonomous resupply in remote environments, sensor deployment. The Florida State University Research Foundation is designing and fabricating a prototype under a sponsored research agreement.

Exclusive, worldwide, sublicensable rights in aerospace and defense for the life of the patent.

NorthStrive Holdings | Holdings Overview | October 2026

PORTFOLIO

NorthStrive
Biosciences

Advancing Innovation in Metabolic Health

NorthStrive Biosciences Inc. is a biopharmaceutical subsidiary focused on obesity and cardiometabolic disease, with an emphasis on preserving muscle during weight loss. Our lead asset has completed Phase 1, and FDA feedback supports a path to a Phase 2 IND.

PHASE 1 COMPLETE

EL-22, our lead asset: a first-in-class oral probiotic.

4 VALIDATED HITS

MitoNova AI program with Yuva Biosciences, July 2026.

EXCLUSIVE

Field of use in cardiac diseases and obesity through our AI discovery work.

Pipeline

Program	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	STATUS
EL-22 Oral myostatin-engineered probiotic; muscle preservation on GLP-1 therapies.					Phase 1 completed in South Korea. FDA feedback: data appear adequate to support a Phase 2 trial in the US. In-licensed from MOA Life Plus.
EL-32 Dual myostatin and activin-A probiotic; muscle and metabolic health.					Preclinical study initiated March 2026. Working cell bank at a US fermentation facility; process development toward IND-enabling work.
MitoNova AI program Small molecules for obesity and cardiometabolic disease (Yuva Biosciences).					Phase III validation complete, July 2026: four candidates (C1 to C4) active in human skeletal muscle cells. Expansion program under way.
Animal health EL-22 and EL-32 products for animal health, licensed to Modulant Biosciences.					Definitive exclusive, royalty-bearing worldwide license signed February 2026. We retain all human therapeutic rights and receive royalties.

Development stages as disclosed in the Company's SEC filings and press releases. No assurance that any candidate will receive regulatory approval.

NorthStrive Holdings | Holdings Overview | October 2026

SPAC

NorthStrive® ACQUISITION CORP I

Extending the strategy into a SPAC franchise

PMGC Holdings sponsors NorthStrive Acquisition Corp I (Nasdaq: NSAIU) through NorthStrive Sponsor I LLC. The SPAC completed its $100 million initial public offering in August 2026 and is searching for a business combination in aerospace, defense, precision manufacturing and adjacent industrial sectors. Our in-house M&A team sources, diligences and supports the SPAC, and the public company reporting discipline we run at PMGC carries over.

NorthStrive Acquisition Corp I is a separate SEC registrant. Refer to its filings at www.sec.gov. This slide is not an offer of its securities.

$100M

Held in trust following the initial public offering. Unit structure and trust per unit per the final prospectus.

Nasdaq: NSAI

Units listed on the Nasdaq Global Market Aug. 19, 2026.

12 Month

NorthStrive Acquisition Corp I. is targeting the identification, negotiation, and completion of a business combination within 12 months of its August 2026 IPO.

SECTOR FOCUS

Aerospace and defense, precision manufacturing and adjacent industrial sectors, where our operating team adds value.

NorthStrive Holdings | Holdings Overview | October 2026

PMGC Holdings Inc. dba NorthStrive Holdings Inc. Nasdaq: ELAB USA Office : Newport Beach, California, 92660 Canada Office: Vancouver, BC, V6B 1N2, Canada Investor relations: IR@pmgcholdings.com www.pmgcholdings.com | SEC filings: www.sec.gov HOLDINGS